Investor Presentation, January 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbour provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our corporate strategy, including our plans to expand into the Russian regions and new market segments and offer new services, our broadband and WiFi strategy and our plans to utilize our Federal Transit Network for domestic and international long distance services, projections regarding our FMC project in Ukraine, the Company's acquisition strategy and the expected benefits of such acquisitions, including the acquisition of Corbina and Fortland, broadband technologies and trends and other changing technologies, and fiber optic project, financial forecasts, and projections on the growth of the telecoms market in Russia and Ukraine and trends in the same market. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate, to further develop our broadband and WiFi service offering and implement our Federal Transit Network, and offer domestic and international long distance services, the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that we are not able to close the Corbina and Fortland acquisitions as we expect or that they will not bring the expectedd benefits, that the markets in which we operate do not expand as we expected, that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10-Q filed during 2006, current reports on Form 8-K filed during 2006, the Company's annual report on Form 10-K for the year ended December 31, 2005. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-501-797-9300 fax: +7-501-485-6640 fax: +7-501-797-9332 www.goldentelecom.com Special note regarding Forward Looking Statements

Agenda General background Market overview Strategy Financial Statements

Golden Telecom, Inc. (the "Company") was incorporated in Delaware in June 1999 Initial Public Offering ("IPO") on NASDAQ in September 1999 Initially a majority-owned subsidiary of Global TeleSystems, Inc. ("GTS"), which was founded in 1983 as a not-for-profit company under the name San Francisco/Moscow Teleport, Inc. Products Customers Since its incorporation in 1999 Golden Telecom has been the leading communication companies in Russia and the CIS History Among the first alternative telecommunications operators in the former Soviet Union offering: Data links to the United States since 1986 International Long Distance ("ILD") services since 1992 Local access to its networks since 1994 Cellular services since 1995 Broadband Internet access since 2002 The Company serves its clients in Russia, Ukraine, Kazakhstan and Uzbekistan Golden Telecom has a solid customer base: Corporate clients Carriers and operators (including international) Small and medium enterprises and Small Office/Home Office ("SOHO") Residential customers using broadband and dial-up Internet access Note: CIS-Commonwealth of Independent States;

Golden Telecom operates in Russia, Ukraine, Kazakhstan and Uzbekistan - an area of 20.8m km2 with 232 million people 26% market share 60 km of fiber 800 DSL nodes 14% market share 1,850 km of fiber 250 DSL nodes 14% market share 4,160km of fiber 2,100km of copper 6,700 WiFi nodes 23% market share 210 km of fiber 2000 DSL nodes 1% market share 210 km of fiber 600 DSL nodes 16% market share 210 km of fiber 580 DSL nodes 14% market share 10% market share 33% market share 151km of fiber 1,400 DSL nodes Satellite network 21% market share 320km of fiber 300km of copper 850 DSL nodes 16% market share 130km of fiber 650 DSL nodes 300km of fiber GSM network FMC project Existing network Under construction Source: Company data Kaliningrad St. Petersburg Moscow N. Novgorod Kazan Ekaterinburg Vladivostok Khabarovsk Krasnoyarsk Samara Krasnodar Kiev Alma-Ata

2001 2002 2003 2004 2005 2006 Mos 0 0 0 0 0 CPP 140 199 360 584 667 603 2001 2002 2003 2004 2005 2006 Mos 0 0 0 0 0 CPP -39 29.8 55.4 64.8 76.1 65 2001 (39) 29.8 55.4 65.1 2002 2003 2004 2005 2006 64.8 76.1 Golden Telecom revenues, $m 2006 Year to date financial highlights Largest CLEC in Russia/CIS. Capitalization of $1.8bn 35% growth year-on-year (as reported in 3Q06) Closing share price $50.34 (as of Jan. 12, 2007) Golden Telecom negotiating a $275m syndicated loan facility with a consortium of international lenders Rated BB by S&P, Ba3 by Moody's Note (1): Results for 9 months 2006 Note (2): CAGR - Compounded Annual Growth Rate; CLEC- Competitive Local Exchange Carrier, RTS-Russian Stock Exchange Index Source: NASDAQ, management reports GLDN vs. RTS, 2006 Snapshot of Golden Telecom 2001 140 199 360 603 RTS GLDN Jan 06 Jan 07 Jun 06 2002 2003 2004 2005 2006 584 667 Golden Telecom net income, $m 0% 70% 10% NASDAQ (1) (1) 65% CAGR (2001-2006) = 48%

Note (1): Shares in Golden Telecom Inc. are owned by Sunbird Limited, which is part of the Altimo Group Source: NASDAQ Shareholder structure, Dec 2005 Alfa Telenor RTKM EBRD Vostok Capital Freefloat East 29 20 11 8 8 7 17 29% 20% 11% 8% 8% 8% 17% Rostelecom Capital Vostok EBRD Freefloat Altimo(1) Telenor Increased freefloat had a positive impact on liquidity Shareholder structure, Dec 2006 Alfa Telenor RTKM EBRD Freefloat East 29 20 11 4 36 Rostelecom Telenor 29% 20% 11% 4% 36% Altimo (1) Freefloat EBRD Strategic holdings Freefloat Strategic holdings Freefloat 'Dec 05 'Dec 06 T spend 66 267 x4 times Average daily trading volume, 'k shares Dec 2005 Dec 2006 NASDAQ listed since Sept 1999. Ticker: GLDN Accelerated Security and Exchange Commission ("SEC") filer 'Dec 05 'Dec 06 T spend 1.8 11.6 x6.4 times Average daily trading volume, $ m Dec 2005 Dec 2006

Four directors, not affiliated with major stakeholders, and new members of the audit committee were elected at the Company's Annual General meeting

ALTIMO


29%



Peter Aven
President,
Alfa Bank



Oleg Malis
Senior Vice President
Altimo



Alexey Khudyakov
Vice President,
Altimo

telenor


20%



Kjell Johnsen
Senior VP,
Telenor CEE



Ronny Naevdal
Director of Strategy &
Business Development,
Telenor Nordic

INDEPENDENT (1)


51%



David Herman
Former VP of General Motors in Russia and the CIS



Patrick Gallagher
Non-Executive Vice Chairman, FLAG Telecom Group
Former President of BT Europe



David Smyth
Former Group Director of Strategic
Planning and IR at Orange



Vladimir Bulgak
1990 to 1997 – Minister of Communications
1997 to 1999 – Vice Premier of the Russian Federation



Jean-Pierre Vandromme
CEO, Golden Telecom, Inc.
Former CEO of VENTELO Europe, held various positions with Global TeleSystems and Belgacom

Audit Committee: Mr. Smyth (Chairman), Mr. Gallagher and Mr. Herman

Note (1): Not affiliated with major shareholders

7
Golden Telecom, Inc. – Investor Presentation, January 2007

Experienced management team set to achieve ambitious targets Jean-Pierre Vandromme CEO Alexander Vinogradov President Kevin Cuffe Business Customer Solutions & Customer Care Andrey Patoka International and Regional Business units Dmitry Bragin Consumer Market Solutions Sergey Avetisyan Marketing, Products & Services Development Marketing and Sales Alexander Shinkarev Business Development and Strategic Planning Aleksey Goryachkin Chief Technical Officer Mikhail Afonin Mergers & Acquisitions Mladen Pejnovic Director of Transformation Program Office Technical and Business Development Boris Svetlichny Chief Financial Officer and Treasurer Ilya Smirnov Acting General Counsel and Corporate Secretary Olga Novikova Human Resources and Administrative Divisions Finance, Legal and Administration Stock Appreciation Rights program launched in 2005 for top-managers. Presently, 88 employees participate in the program.

Agenda General overview Market trends Strategy Financial Statements

The telecom market in Russia could reach $69-78bn in nominal terms by 2010 2003 2004 2005 2006E 2007E Nominal GDP: 24% CAGR Telecom Spend: 30% CAGR GDP Telecom 2003 2004 2005 2006 2007 T spend 13 19 25 31 37 GDP 432 590 766 896 1035 2003 2004 2005 2006 2007 Russia 0.029 0.032 0.033 0.034 0.035 UK 0.05 0.05 0.05 0.05 0.05 UK(1) Russia 25% gap 2003 2004 2005 2006E 2007E Mobile markets are becoming saturated Fixed-line growth will come from: Retail broadband (Triple Play) Fast-growing corporate demand in the regions Fixed-to-Mobile convergence Economic structure in other CIS countries is similar to Russia's Note (1): The figures for 2004 and 2005 taken from the Financial Times, other years extrapolated GDP and telecom spend in Russia Telecom spend level vs. UK Size of the market by 2010, $ bn 75% 80% 85% 3.5% 3.7% 3.9% 69 74 78 Telecom spend in Russia Telecom spend in Russia by 2010 Source: iKS, Financial Times, estimates Telecom spend vs. UK, % of GDP Main market trends

Golden Telecom is present in all segments, with corporate in Moscow and St. Petersburg being its strongest Source: iKS Consulting, J'son & Partners, Management estimates, Goscomstat, GFK Research Moscow (26%) Residential (52%) Russian Regions (54%) SPB(2) (4%) GT 2% GT 1% GT 2% GT 15% GT 3% Corporate (48%) Small segment, Russia (29%) Monthly ARPU $2,000 (Russia) Top corporate & medium segment, Russia (71%) Fixed line telecom market in Russia and Ukraine in 2005, 100%=$ 10.2bn(1) GT 0.1% GT 3% GT 5% Ukraine (16%) GT share 20% GT 32% GT 5% GT 32% Note (1): Excluding wholesale revenues Note (2): SPB -St. Petersburg

Corporate Retail Moscow 15% 35% Northwest region 20% 35% Other Russia 25% 40% Ukraine 25% 35% Regions Retail and regions are growing fastest Source: Management estimates Note (1): IRR-Internal Rate of Return Growth: 2005-2010 CAGR 20-40% 10-20% 10-20% 20-30% Regions Moscow Moscow SPB IRR (1) Market segments in Russia and Ukraine Growth assumptions SPB Ukraine Ukraine Residential Corporate Key growth drivers High growth rates: Underserved demand in the regions Expansion of companies from Moscow Disposable income growth Incumbents pursue 'pull' rather than 'push' marketing, with limited number of basic products Profitability: Fragmented competition Geographically Product scope Selective approach to regions enables high returns

2005 2006 2007 2008 2009 2010 GDP 0.03 0.05 0.08 0.11 0.14 0.18 2003 2004 2005 2006 2007 Broadband penetration in Russia, 2006 2005 2006 2007 GDP 0.155 0.062 0.035 0.032 0.036 0.005 Moscow Hungary Poland Czech Republic Russia Ukraine Regions Moscow Households 49 3.77 100%=49.4m Russia Moscow Broadband penetration, 2006 Number of Households, 2006 Broadband penetration in Moscow, 2006 2005 2006 2007E 2008E 2009E Moscow is the largest broadband market in Russia, where Golden Telecom constantly strengthens its position 2010E 2005 2006 2007E 2008E 2009E 2010E Source: J'son & Partners

Convergence is the driving force both in corporate and residential segments of the market Corporate Residential Focus on Cost/Efficiency Growing IT investments which require excellent communications Value flexibility, mobility and security Low churn due to sophistication of services Aware of dangers of having only one supplier Focus on Cost/Convenience Entertainment is major driving force Trendy, image driven Significant difference between buyer and user (parents - children) Can be complementary to corporate segment (working from home)

IPVPN combined with FMC offering is the optimal solution for business customers Note: IPVVPN - Internet Protocol Virtual Private Network mobile network fixed network ip network working at home on the road at the office at a hotspot ONE phone ONE number ONE bill ONE VPN ONE mailbox Less costs

Commoditization of voice and Internet Video expected to grow faster than audio Huge price discrepancies between voice and content Internet as benchmark for correct pricing Source: FMC modul, ING 9th Annual EMEA Forum, Prague Note: (1) A developed country profile is shown. Russia's situation shows even greater discrepancies between actual expenditure and time spent Bundling of commoditized products will ensure sustainable growth in the retail segment Free time allocation vs. pricing of services Free time spent Share of the wallet TV 0.69 0.24 Music and Video 0.15 0.09 Internet 0.075 0.08 Mobile 0.025 0.36 FL 0.05 0.23 Fixed-Line Free time spent Share of the wallet Mobile Internet TV Music/ Video Voice Internet Content Bundling of products around content Pricing re-balancing towards content Huge price discrepancies between voice and content Internet as benchmark for correct pricing (1)

Agenda General overview Market trends Strategy Financial Statements

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Become a national player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC launch in Ukraine Organic growth Acquisitions New market segments Approach SME, SOHO and Top-End residential clients with new product offerings Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Continue to pursue corporate clients in Moscow and St. Petersburg

3Q05 3Q06 <$2k 19.2 10.4 $2-5 10.9 16.6 $5-10 7.9 11.6 $10-50 12.5 18.9 >$50 14.1 20 Golden Telecom reinforces its leading position in Moscow top corporate segment by growing at 47% year-on-year Existing client base which includes leading multinational companies, banks and hotels Diverse product portfolio: IPVPN MEN Data Networking Call centers Co-location Highly skilled and experienced sales force Long standing relationships with major business and trade center operators One-Stop-Shop solution in Russia, Ukraine, Kazakhstan and Uzbekistan Note (1): Growth in our clients telecom spend results in reclassification in other categories Note: IPVPN - Internet Protocol Virtual Private Network, MEN - Metropolitan Ethernet Network SMB-Small/ Medium Businesses Golden Telecom's corporate clients snapshot Canon Chevron BASF Deutsche Bank JP Morgan Phillip Morris Citibank Coca-Cola Marriot Lukoil Pfizer P&G Mars Siemens Alfa-Bank Ernst &Young Sony McDonald's Sberbank IBM PEPSI VISA Beeline TNK BP Motorola Microsoft Xerox Cisco Systems Revenue breakdown, $m Monthly ARPU $10-50k Monthly ARPU over $50k Monthly ARPU $5-10k Monthly ARPU$2-5k 1 3Q05 3Q06 Wide geography Full telecom service portfolio High customer service Qualified selling force (account managers) Strong brand awareness among large clients $64.6m $77.1m Value preposition Competitive advantage Small Top-corporate $66.7m or 47% growth (y-o-y) Small(1) Monthly ARPU <$2k

Moscow Regions East 109.2 56.3 Moscow Regions East 121.7 75.8 NW Ukraine Other regions Total 2Q05 15.1 18.3 30.3 63.7 2q06 19 21.5 49.3 89.8 37% of Golden Telecom revenues come from outside Moscow with growth rates up to 63% year-on-year Historically, Golden Telecom has had a wide geographical presence Regional telecom markets are growing at twice the overall market rate Organic growth is the main driver of business development in the regions, with focus on most profitable market segments Golden Telecom connects clients to its network and provides access to the end-users Regional expansion in 2006 was mainly organic with approximately 9% growth driven by acquisitions 3Q05 3Q06 Ukraine Other regions NW Russia(2) 100%=$173.7m(1) 100%=$234.6m(1) Total regions 63% Regions Regions Moscow Moscow 26% 17% 41% $63.7m $110.0m $89.8m $144.8m Note (1): Revenue includes intercompany Note (2): North-West Russia Regional revenue breakdown, $m Regional growth, 3Q06 vs. 3Q05 3Q06 3Q05 2

Top-20 cities constitute half of the fixed-line market in Russia with Golden Telecom already present in 17 of them Source: J'son&Partners, management estimates City Population in the city, 2005, m GRP capita 2006, $ 'k City Golden Telecom's market share in the city Moscow 10.4 13.7 3,486 14% St. Petersburg 4.6 6.1 407 14% Novosibirsk 1.4 4.4 83 6% N. Novgorod 1.3 4.1 63 23% Ekaterinburg 1.3 4.9 72 16% Samara 1.2 5.5 49 21% Omsk 1.1 9.5 40 - Kazan 1.1 6.2 55 1% Chelyabinsk 1.1 5.7 60 - Rostov-on-Don 1.1 2.8 48 1% Ufa 1.0 4.4 47 9% Volgograd 1.0 3.5 39 5% Perm 1.0 4.2 46 - Krasnoyarsk 0.9 6.5 46 33% Saratov 0.9 3.4 39 2% Top 20 Cities 32.4 4,753 Total Russia 142,9 6.0 9,779 10% Voronezh 0.8 2.8 41 19% Krasnodar 0.7 3.3 38 16% Vladivostok 0.6 4.2 38 14% Khabarovsk 0.6 5.0 34 10% Kaliningrad 0.4 4.6 22 26% 12-15% Technical presence in 165 cities across Russia More than 80 points of commercial presence Fragmented competition with limited geographic coverage Support expansion of our Moscow customers Quality of our market share - highest growth potential 2 Note (1): Excluding wholesale revenues (except for Moscow and St. Petersburg) Whole Region 3,486 407 168 166 260 156 82 204 187 164 174 105 149 124 119 6.447 9.779 99 117 145 86 49 Fixed line market size, 2006(1), $m

Structured approach to acquisitions: Strategic fit Valuable resources (last mile access, frequencies, etc.) Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS) Tailored due diligence process Proven track record of successful integration Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each Organic expansion as an alternative market entry scenario Golden Telecom has proven record of successful deal execution and integration of acquired companies Golden Telecom's acquisition strategy Sakhalin Telecom Sep 2005 Acquired 60% $5.0m Sochi Telecom Oct 2005 Acquired 100% $3.0m Tatintelecom Mar 2006 Acquired 70% $4.0m TTK Apr 2006 Acquired 100% $3.8m Telcom Aug 2006 Acquired 100% $1.7m Kubtelecom Jun 2006 Acquired 74% $10.1m Binar Apr 2006 Asset purchase $0.3m Corus ISP Oct 2006 Acquired 100% $1.2m Rascom Nov 2005 Acquired 54% $11.1m S-Line Oct 2006 Acquired 75% $7.5m 2 Corbina Dec 2006 Acquisition of 51% in process Vitus Nov 2006 Acquired 100% $0.1m Fortland Dec 2006 Acquisition of 65% in process Les-Transit Dec 2006 Asset purchase $0.5m Uralkhimmash Dec 2006 Asset purchase $0.2m Informtechnology Dec 2006 Acquired 100% $0.5m

Golden Telecom has the ability to offer affordable products to fill in the broadband pipe for the residential customers

		Market: Demand	Market: Competition	Golden Telecom: Capability	Golden Telecom: Regulatory	Value
Traditional	Internet	●	◕	●	√	●
	Mail	◕	◕	●	√	●
	Voice	●	◑	●	√	◕
Content	Free TV	●	◑	●	√	◑
	Pay TV	◑	◔	●	√	●
	VoD	◔	◔	◑	√	●
	Games	◔	◔	◑	√	●
Value added	Education	◑	◔	◑	√	◕
	Security	◔	◔	◑	√	◕
	Banking	◔	◔	◑	√	◕

● High
○ Low

Note: (1) If connected via FTTB, no wireless TV (unless BMM-E connected); VoD-Video on Demand
Source: Management estimates

23
Golden Telecom, Inc. – Investor Presentation, January 2007

3 Golden Telecom plans to capture 20% of the broadband market in Moscow with its Golden WiFi

Golden WiFi Network in Moscow

- More than 6,700 WiFi nodes deployed. The largest WiFi network in Europe
- The installed nodes cover 600,000 apartments. Target area – one-third of 3.9 million households
- Presently in testing mode. Commercial launch planned for February 1, 2007
- 50,000 people signed up for the service while in the testing mode (Since Nov 2006)
- 20,000 active users since January 1, 2007 with approximately 6,000 daily users
- Tariff policy:
  - 500 rubles incl. VAT (~$18) charge for monthly unlimited use
  - 100 rubles per hour
- Free connection and no limitation on traffic

www.GoldenWiFi.ru

(also available in English)

Coverage area in the city


Moscow







- SmartAnt helps to boost signal strength

Source: Management reports

24

Golden Telecom, Inc. – Investor Presentation, January 2007

Closing of Corbina acquisition will eliminate the 'last mile deficit' in Moscow Note: FTTB- Fibre To The Building; BCS -Business and Corporate Services MEN - Metropolitan Ethernet Network SMB-Small/ Medium Businesses; DAMPS-Digital Advanced Mobile Phone System; MVNO- Mobile Virtual Network Operator 2005 2006 DAMPS 30.5 29.5 BCS 22.9 40.4 Broadband 8.7 13.9 WHS 8.4 5.5 FTTB Wholesale Corbina's revenue structure, $m 2005 2006F $70.5m $89.3m Corbina has more than 10 years experience on fixed line, with great mass market and SME segment experience and quasi-MVNO operations (DAMPS) In early 2006, Corbina began roll out of a FTTB network in Moscow and other the major Russian cities By the end of 2006 Corbina had more than 2.4m apartments passed and approximately 161k subscribers in Russia, of which 115k were in Moscow Corbina's FTTB network is one of the largest worldwide Corbina is presently #2 broadband provider in Russia with highest net addition rates in Moscow High level of brand recognition Corbina's FTTB fits perfectly in Golden Telecom's strategy as a last mile provider In wholesale and BCS there is little overlap with Golden Telecom. Synergies from using Golden Telecom's backbone infrastructure DAMPS transfer to MVNO, complementary to Golden Telecom's FMC project in Ukraine BCS DAMPS Corbina Telecom Corbina's revenue structure, $m Integration strategy 3 2001 2002 2003 2004 2005 Mos 0 0 0 0 0 CPP 25 45 55 65 75 2005 0.4 0.8 1.1 1Q06 2Q06 3Q06 1.7 2.4 Corbina's FTTB network evolution, m apartments passed Jan 07 Acquisition in process

Through successful closing of Fortland acquisition, Golden Telecom will be able to enter the media market

Acquisition in process

TV Broad-casting

- TV penetration in Russia is 98.5% (1.5 TV sets/household)
- Free TV market in 2006
- Pay TV market is over $580m growing at 45% per year
- Russian government announced complete switch to digital TV by 2014

DVB-T technology

- DVB-T is a digital TV broadcasting technology:
  - more channels
  - better quality of picture
  - additional services
- Most cost-effective technology
- Signal is received via integrated receiving device or a set-top box
- Accepted standard in Europe and Australia

Fortland acquisition

- Licenses and frequencies for Moscow, St. Petersburg. Expansion in other 22 major cities in Russia (out of 30) planned

TV broadcasting development strategy

- TV content is the key for success of Triple Play
- DVB-T combined with wireless broadband forms 'invisible last mile' as opposed to traditional 'cable'



FTTB (cable)
DVB-T
WiFi/WiMax

- Access to 35m people in major cities of Russia
- Familiar product with superior quality
- Up-sell potential for telecom products

Hardware set up	Contract channels	Free TV launch	Triple Play launch
2Q07	2Q07	3Q07	4Q07

Golden

- high speed Internet access
- digital TV with 50 channels
- VoIP (incl. DLD/ILD)

Source: Discovery Research Group, Management estimates

Note: DLD-Domestic Long Distance, ILD- International Long Distance

26
Golden Telecom, Inc. – Investor Presentation, January 2007

With access to 2.2m businesses and 143m people via its FTN Golden Telecom plans to capture 20% of the DLD/ILD market

3

Golden Telecom's Federal Transit Network (FTN) in Russia


4 ILD switches
7 DLD switches
88 interconnection points
'Golden' access codes
• 051 for DLD
• 056 for ILD

Tariff structure for DLD/ILD traffic in Russia


30-50%
DLD/ILD operator
Golden Telecom
Zonal operator
10-15%
10-15%
Local operator
5-10%
5-10%

- Presently, the DLD/ILD market in Russia is estimated at $2.5-3.0 billion
- Golden Telecom has been providing DLD/ILD services to its clients connected to our network
- Golden Telecom received access codes (051 for DLD and 056 for ILD) in December 2006
- The launch of services is planned for 1Q07
- The marketing plan encompasses:
  - Focus on corporate clients with prepaid 'carrier select' option for residential clients
  - Selective regional approach with focus on the regions where Golden Telecom has zonal networks and strong commercial presence
  - Offering cheaper prices (~10% less than the incumbent) for better quality of connection

Golden Telecom, Inc. – Investor Presentation, January 2007
27

2.5G network deployment in Ukraine Has offered fixed-line services to corporate clients since 1997 Technical presence in all major cities GSM-1800 license and roaming agreement with URS give access to 86% of the territory and 38m people Acquisition of S-Line with countrywide WiMax license and frequencies First FMC project in the CIS Aimed at corporate customers (SME/SOHO1) Combined offer includes: High speed broadband access Complete mobility One number/address and one bill Note (1): SME - Small and Medium Enterprises, SOHO - Small Office, Home Office, FMC-Fixed Mobile Convergence Golden Telecom Ukraine FMC project 3 Golden Telecom plans to capture 5% of the Ukrainian mobile market with its FMC offering

Agenda General overview Market trends Strategy Financial Statements

Financial Statements: Condensed Consolidated Statements of Operations (unaudited)

		Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006
Total Revenue		$165,509	$169 ,30	$175,475	$178,140	$196,968	$228,717
	Growth	6%	3%	3%	2%	11%	16%
Total Cost of Sales [1]		86,191	88,345	92,999	93,393	105,608	128,153
Gross Margin		79,318	81,585	82,476	84,747	91,360	100,564
	Growth	4%	3%	1%	3%	8%	10%
Gross Margin %		48%	48%	47%	48%	46%	44%
SG&A [2]		28,828	30,967	32,509	33,881	33,569	37,505
SG&A %		17%	18%	19%	19%	17%	16%
Depreciation		15,724	16,114	18,307	17,701	18,844	20,947
Amortization		4,426	4,480	5,243	4,948	5,079	5,442
Operating income		30,340	30,024	26,417	28,217	33,868	36,670
Equity in earnings/(losses)		(70)	669	(41)	324	347	350
Interest income, net		174	678	536	571	82	94
Foreign currency gain/(loss)		(603)	(125)	(848)	906	669	73
Income before Taxes & MI		29,841	31,246	26,064	30,018	34,966	37,187
Provision for income taxes		(9,355)	(12,014)	(7,304)	(9,414)	(11,356)	(11,110)
Minority interests		(719)	(837)	(876)	(1,138)	(965)	(1,848)
Cumulative effect of change in accounting principle		-	-	-	(681)	-	-
Net income		$ 19,767	$ 18,395	$ 17,884	$ 18,785	$ 22,645	$ 24,229

Note (1): Excluding Depreciation and Amortization

Note (2): SG&A – Selling, General and Administrative Expenses (Excluding Depreciation and Amortization), MI – Minority Interest

Golden TELECOM ACHIEVE MORE

30

Golden Telecom, Inc. – Investor Presentation, January 2007

Financial Statements: Condensed Consolidated Balance Sheets (unaudited) Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Cash and cash equivalents $ 81,222 $ 85,950 $ 67,176 $ 49,262 $ 36,411 Accounts receivable, net 95,536 98,718 91,709 105,639 117,993 Prepaid expenses 10,354 11,171 8,083 7,467 8,277 Other assets 46,996 42,818 43,989 45,956 48,350 Total current assets 234,108 238,657 210,957 208,324 211,031 Property and equipment, net 358,258 374,212 407,907 419,964 449,660 Investments in and advances to ventures 648 360 10,889 11,034 11,741 Goodwill and intangible assets, net 240,215 242,250 243,129 243,374 252,920 Restricted cash and other noncurrent assets 9,164 9,400 9,329 9,440 10,572 TOTAL ASSETS $ 842,393 $ 864,879 $ 882,211 $ 892,136 $ 935,924 Accounts payable and accrued expenses $ 86,522 $ 89,778 $ 89,404 $ 92,501 $ 109,453 Q3 2006 $ 37,179 138,269 8,970 47,664 232,082 506,050 11,313 277,778 21,551 $ 1,048,774 $ 127,028 Due to affiliates 3,013 1,981 2,470 2,691 3,167 Short-term capital lease obligation 2,361 2,429 1,941 1,620 1,290 Other current liabilities 33,857 36,834 38,068 30,024 31,265 Total current liabilities 125,753 131,022 131,883 126,836 146,132 Long-term debt, less current portion 253 253 27 27 183 Long-term capital lease obligation 393 2,812 2,340 2,144 1,944 Taxes and other non-current liabilities 50,663 52,479 53,165 55,083 58,344 3,917 770 35,703 168,758 117 1,763 66,238 Debt maturing within one year 0 957 1,340 0 0 0 TOTAL LIABILITIES 177,062 186,566 187,415 184,090 206,603 Minority Interest 13,003 14,329 19,693 20,986 24,975 Common stock 364 364 365 365 366 Dividends declared (43,541) (50,826) (58,117) (65,413) (72,739) Additional paid-in capital 670,472 671,018 671,998 672,011 673 ,77 Accumulated other comprehensive income Retained earnings 25,033 43,428 61,312 80,097 102,742 TOTAL SHAREHOLDERS' EQUITY 652,328 663,984 675,103 687,060 704,346 TOTAL LIABILITIES & SHAREHOLDERS' EQ. $ 842,393 $ 864,879 $ 882,211 $ 892,136 $ 935,924 SHAREHOLDERS' EQUITY 236,876 27,497 366 (72,739) 674,194 126,971 784,401 $ 1,048,774 55,609 Deferred equity compensation (455)

Financial Statements: Condensed Consolidated Statement Cash Flow (unaudited) Condensed Consolidated Statement Cash Flow, '000 $ For the nine months ended September 30, 2006 Net income $65,659 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 72,961 Equity in earnings of ventures (1,021) Other 11,801 Changes in assets and liabilities: Accounts receivable, net (49,948) Accounts payable and accrued expenses 32,345 VAT, net (5,609) Other changes in assets and liabilities (3,668) NET CASH PROVIDED BY OPERATING ACTIVITIES 129,856 Purchases of PP&E and Intangible Assets (122,687) Acquisitions, net of cash acquired (25,123) Other investing 583 NET CASH USED IN INVESTING ACTIVITIES (147,227) Other financing (13,658) NET CASH USED IN FINANCING ACTIVITIES (13,658) Effect of exchange rate changes in cash and cash equivalents 1,032 Net decrease in cash and cash equivalents (29,997) Cash and cash equivalents at beginning of period 67,176 CASH AND CASH EQUIVALENTS AT END OF PERIOD $37,179